Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

Merrill Lynch Internet Strategies Fund, Inc.:

We consent to the use in Pre-Effective Amendment No. 2 to the Registration Statement No. 333-94741 of our report dated March 13, 2000, to the Board of Directors and Shareholder of Merrill Lynch Internet Strategies Fund, Inc., and to the reference to us under the caption “Independent Auditors”, both of which appear in the Statement of Additional Information, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP Princeton, New Jersey March 13, 2000